CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) shares in Millions, $ in Millions	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED BALANCE SHEETS
Accounts receivable, net, allowance for doubtful accounts (in dollars)	$ 0.4	$ 0.1
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized shares	200.0	200.0
Common stock, issued shares	113.0	112.8
Treasury stock, shares	59.6	57.4